Corporate Information	12 Months Ended
Mar. 31, 2026
Disclosure Of Corporate Information (Abstract)
Corporate Information
1.
Corporate information

ReNew Energy Global Plc (the “Company” or “Parent”) is a public limited company incorporated under the laws of England and Wales (company number 13220321). The Company was incorporated as a private limited company in the United Kingdom on February 23, 2021 and re-registered as a public limited company in the United Kingdom on May 12, 2021. The registered office of the Company is located at C/O Vistra (UK) Ltd, Suite 3, 7th Floor, 50, Broadway, London, England, SW1H 0DB, United Kingdom. The Company’s shares trade on the NASDAQ under the symbol "RNW". On October 10, 2025, a consortium consisting of Abu Dhabi Future Energy Company PJSC-Masdar (“Masdar”), Canada Pension Plan Investment Board (“CPP Investments”), Platinum Hawk C 2019 RSC Limited as trustee for the Platinum Cactus A 2019 Trust (an indirectly wholly owned subsidiary of the Abu Dhabi Investment Authority) and Sumant Sinha (the Founder, Chairman and CEO of the Company) (collectively referred to as the “Former Consortium”) made a best and final non-binding offer to acquire the entire issued and to be issued share capital of the Company not already owned by members of the Former Consortium. On December 15, 2025, certain members of the Former Consortium filed an amended beneficial ownership report on Schedule 13D with the Securities and Exchange Commission, disclosing that Masdar had confirmed to the other members of the Former Consortium that it had withdrawn from the Former Consortium. As a result, the Former Consortium could not proceed with the proposed acquisition.

On May 29, 2026, the Company announced that it had received a non-binding proposal dated May 28, 2026 from CPP Investments and Sumant Sinha (collectively referred to as the “Consortium”) to acquire the entire issued and to be issued share capital of the Company not already owned by members of the Consortium, for cash consideration of US$6.75 per share, by way of a UK scheme of arrangement (hereinafter the “Scheme”). Further, on July 27, 2026, the Consortium revised its proposal by increasing the cash consideration from US$6.75 to US$7.02 per share. This non-binding offer includes a rollover option to allow the non-Consortium shareholders an option to remain shareholders of the Company, if they so desire. Under the terms of the non-binding proposal, unless a shareholder specifically makes an election for the rollover prior to the court hearing to sanction the Scheme, such shareholder will receive the cash offer.

The Board has constituted a special committee comprising five independent non-executive directors. The special committee has been authorized to evaluate, consider and determine issues and matters relating to the Consortium’s proposal. If the above transaction were to be successfully completed, the shares of the Company are expected to be delisted from NASDAQ and the Company is expected to be re-registered as an English private company limited by shares.

The Group carries out all its business activities including generation of power through non-conventional and renewable energy sources and sale of modules and cells through ReNew Private Limited (RPL) and its subsidiaries primarily in India. RPL is a private limited company domiciled and incorporated in India. The registered office of RPL is located at 138, Ansal Chamber - II Bhikaji Cama Place, New Delhi - 110066.

The consolidated financial statements comprise financial statements of the Company and its subsidiaries (collectively, the Group) were authorised for issue by the Company's Board of Directors on July 28, 2026.